EXHIBIT 99.01

Shutterfly Announces Second Quarter 2012 Financial Results

●	Net revenues increase 31% year-over-year to $99.0 million
●	GAAP net loss of ($0.27) per diluted share
●	Adjusted EBITDA of $3.6 million
●	46th consecutive quarter of year-over-year net revenue growth

REDWOOD CITY, July 25, 2012 -- Shutterfly, Inc. (NASDAQ:SFLY), a leading Internet-based social expression and personal publishing service, today announced financial results for the second quarter ended June 30, 2012.

“We continued our financial momentum during the second quarter across our Consumer and Enterprise businesses through robust organic growth, strategic partnerships, and disciplined acquisitions,” said President and Chief Executive Officer Jeffrey Housenbold.  “We are building four trusted lifestyle brands (Shutterfly, TinyPrints, Wedding Paper Divas & Treat) that leverage Shutterfly’s cloud based ecommerce and print on demand platforms to help millions of people stay connected and deepen their personal relationships by transforming their more than 15 billion photos into personalized products and gifts.”

Second Quarter 2012 Financial Highlights

●	Net revenues totaled $99.0 million, a 31% year-over-year increase.
●	Second quarter 2012 represents the 46th consecutive quarter of year-over-year net revenue growth.
●	Consumer net revenues totaled $94.4 million, a 29% year-over-year increase.
●	Enterprise net revenues totaled $4.6 million, a 68% year-over-year increase.
●	Gross profit margin was 48.8% of net revenues, compared to 47.4% in the second quarter of 2011.
●	Operating expenses, excluding $9.1 million of stock-based compensation, totaled $57.0 million.
●	GAAP net loss was ($9.5) million, compared to ($3.7) million in the second quarter of 2011.
●	GAAP net loss per diluted share was ($0.27), compared to ($0.11) in the second quarter of 2011.

●	Adjusted EBITDA was $3.6 million, compared to a loss of ($0.3) million in the second quarter of 2011.
●	At June 30, 2012, cash and cash equivalents totaled $118.1 million.

Second Quarter 2012 Consumer Metrics

●	Transacting customers totaled 1.9 million, a 14% pro forma year-over-year increase.
●	Orders totaled 3.0 million, a 15% pro forma year-over-year increase.
●	Average order value was $31.70, a pro forma increase of 5% year-over-year.
●	Average order value, excluding Treat, was $33.30, a pro forma increase of 3% year-over-year.

Recent Operating Highlights

●	Completed the acquisition of Kodak Gallery customers and their photos. Began migrating Kodak Gallery customers and their photos to Shutterfly in July.
●	Completed the acquisition of Photoccino Ltd., a company which has developed ground breaking image analysis and selection technologies.
●	Introduced double spread layouts for Photo Books.
●	Added Sorority cards to our Tiny Prints graduation product line.
●	Added Instagram as a picture source for Photo Books.
●	Added a Store page for all newly created Shutterfly share sites.
●	Introduced new personalized plates, cups and water bottles to our Photo Gift product line.
●	Added hundreds of new card designs across Shutterfly and Tiny Prints.
●	Launched Same Sex Collection and Religious/Ethnic Collection at Wedding Paper Divas.
●	Added the ability to compare products across multiple sessions.
●	Added hundreds of Hallmark designs, styles and sentiments to our Treat product line.
●	Partnered with other leading brands such as Coke, Hallmark, Disney, Post, Kimberly-Clark, Symantec, Leapfrog and Great Wolf Lodge to increase the awareness and trial of our products.

Business Outlook
Third Quarter 2012:

●	Net revenues to range from $89.5 million to $91.5 million, a year-over-year increase of 17% to 20%.
●	GAAP gross profit margin to range from 45% to 46% of net revenues.
●	Non-GAAP gross profit margin to range from 47.5% to 48.5% of net revenues.
●	GAAP operating loss to range from ($28.8) million to ($30.3) million.
●	Non-GAAP operating loss to range from ($14.2) million to ($15.7) million.

●	GAAP effective tax rate to be approximately 48%.
●	GAAP net loss per diluted share to range from ($0.41) to ($0.44).
●	Weighted average diluted shares of approximately 36.0 million.
●	Adjusted EBITDA loss to range from ($6.0) million to ($7.5) million.

Full Year 2012:

●	Net revenues to range from $582 million to $592 million, a year-over-year increase of 23% to 25%.
●	GAAP gross profit margin to range from 52% to 54% of net revenues.
●	Non-GAAP gross profit margin to range from 53.5% to 55.5% of net revenues.
●	GAAP operating income to range from $7.3 million to $14.9 million.
●	Non-GAAP operating income to range from $65.7 million to $73.3 million.
●	GAAP effective tax rate to be approximately 45%.
●	GAAP net income per diluted share to range from $0.11 to $0.21.
●	Weighted average diluted shares of 38.3 million.
●	Adjusted EBITDA to range from 16.6% to 17.6% of net revenues.
●	Capital expenditures to range from 9.7% to 10.2% of net revenues.

Notes to the Second Quarter 2012 Financial Results and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Consumer category includes net revenues from stationery and greeting cards, photo books, calendars and photo-based merchandise, photo prints, and the related shipping revenues.  Consumer also includes net revenues from advertising and sponsorship programs.

Enterprise category includes net revenues primarily from variable, four-color direct marketing collateral manufactured and fulfilled for business customers.

Average Order Value (AOV) is defined as total net revenues (excluding Enterprise) divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

Second Quarter 2012 Conference Call

Management will review the second quarter 2012 financial results and its expectations for the third quarter and full year 2012 on a conference call on Wednesday, July 25, 2012 at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, August 8, 2012. To hear the replay, please dial (404) 537-3406, replay passcode 95062657.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, adjusted EBITDA and free cash flow.   For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the third quarter and full year 2012 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base and meet production requirements; our ability to successfully integrate acquired assets, for example, the customers and data we expect to acquire from Kodak Gallery; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-Q for the quarter ended March 31, 2012, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly

Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing company and operates Shutterfly.com, Tiny Prints.com, Weddingpaperdivas.com and Treat.com. Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner. Shutterfly's flagship product is its award-winning photo book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books. Shutterfly was recently named one of the top 25 Best Midsized Companies to Work For by the Great Place to Work Institute. More information about Shutterfly (NASDAQ:SFLY) is available at http://www.shutterfly.com.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: Michael Look, 650-610-5910 mlook@shutterfly.com

Shutterfly, Inc.
Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

Net revenues	$99,020	$75,764	$190,311	$132,993
Cost of net revenues	50,710	39,881	100,763	69,427
Gross profit	48,310	35,883	89,548	63,566
Operating expenses:
Technology and development	20,930	16,971	39,438	30,084
Sales and marketing	30,002	24,930	57,040	39,195
General and administrative	15,164	15,522	29,936	28,813
Total operating expenses	66,096	57,423	126,414	98,092
Loss from operations	(17,786)	(21,540)	(36,866)	(34,526)
Interest expense	(156)	-	(308)	-
Interest and other income, net	9	6	16	20
Loss before income taxes	(17,933)	(21,534)	(37,158)	(34,506)
Benefit from income taxes	8,422	17,884	17,607	23,096
Net loss	$(9,511)	$(3,650)	$(19,551)	$(11,410)

Net loss per share - basic and diluted	$(0.27)	$(0.11)	$(0.55)	$(0.37)

Weighted-average shares outstanding - basic and diluted	35,812	33,160	35,506	30,917

Stock-based compensation is allocated as follows:

Cost of net revenues	$443	$754	$905	$929
Technology and development	2,675	2,752	4,963	3,666
Sales and marketing	2,745	4,156	5,895	5,517
General and administrative	3,663	4,437	7,380	7,222
	$9,526	$12,099	$19,143	$17,334

Shutterfly, Inc.
Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	June 30,	December 31,
	2012	2011

ASSETS
Current assets:
Cash and cash equivalents	$118,083	$179,915
Accounts receivable, net	11,110	12,997
Inventories	3,884	3,726
Deferred tax asset, current portion	598	598
Prepaid expenses and other current assets	43,320	13,870
Total current assets	176,995	211,106
Property and equipment, net	66,361	54,123
Intangible assets, net	114,588	95,016
Goodwill	342,046	340,408
Deferred tax asset, net of current portion	4,075	3,785
Other assets	5,186	5,448
Total assets	$709,251	$709,886

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,356	$9,470
Accrued liabilities	31,933	59,271
Deferred revenue	13,584	12,106
Total current liabilities	58,873	80,847
Deferred tax liability	12,403	13,948
Other liabilities	5,736	6,094
Total liabilities	77,012	100,889

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 35,958 and 34,839 shares
issued and outstanding at June 30, 2012 and December 31, 2011, respectively	4	4
Additional paid-in-capital	631,859	589,067
Accumulated earnings	376	19,926
Total stockholders' equity	632,239	608,997
Total liabilities and stockholders' equity	$709,251	$709,886

Shutterfly, Inc.
Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)
	Six Months Ended
	June 30,
	2012	2011

Cash flows from operating activities:
Net loss	$(19,551)	$(11,410)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	12,741	10,786
Amortization of intangible assets	9,103	4,206
Stock-based compensation, net of forfeitures	19,143	17,334
Loss/(gain) on disposal of property and equipment	(622)	11
Deferred income taxes	(2,785)	-
Tax benefit from stock-based compensation	16,135	11,585
Excess tax benefits from stock-based compensation	(16,135)	(11,607)
Changes in operating assets and liabilities:
Accounts receivable, net	1,887	185
Inventories	(159)	1,311
Prepaid expenses and other current assets	(29,440)	(38,149)
Other assets	(211)	(887)
Accounts payable	2,880	(20,786)
Accrued and other liabilities	(33,086)	(20,787)
Deferred revenue	1,478	194
Net cash used in operating activities	(38,622)	(58,014)

Cash flows from investing activities:
Acquisition of business and intangibles, net of cash acquired	(24,077)	(134,036)
Purchases of property and equipment	(17,193)	(9,064)
Capitalization of software and website development costs	(5,873)	(5,044)
Proceeds from sale of equipment	682	20
Net cash used in investing activities	(46,461)	(148,124)

Cash flows from financing activities:
Principal payments of capital lease obligations	-	(5)
Proceeds from issuance of common stock upon exercise of stock options	7,116	18,227
Excess tax benefits from stock-based compensation	16,135	11,607
Net cash provided by financing activities	23,251	29,829

Net decrease in cash and cash equivalents	(61,832)	(176,309)
Cash and cash equivalents, beginning of period	179,915	252,244
Cash and cash equivalents, end of period	$118,083	$75,935

Supplemental schedule of non-cash investing activities
Net change in accrued purchases of property and equipment	$1,570	$193
Amount due from adjustment of net working capital from acquired business	-	426
Remaining amount due for acquisition of intangible assets	4,760	-

Shutterfly, Inc.
Historical Revenue
	Three Months Ended
	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2011	2011	2011	2012	2012
	(in thousands)
Net revenues
Consumer	$73,022	$72,611	$259,140	$85,109	$94,422
Enterprise	2,742	3,912	4,614	6,182	4,598
Total net revenues	$75,764	$76,523	$263,754	$91,291	$99,020

Shutterfly, Inc.
Consumer User Metrics
	Three Months Ended
	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2011	2011	2011	2012	2012
	(Pro-Forma)

Customers	1,668,167	1,599,516	3,226,094	1,880,171	1,893,738
year-over-year growth *					14%

Orders	2,597,051	2,577,097	5,189,943	2,839,650	2,978,250
year-over-year growth *					15%

Average order value	$30.33	$28.18	$49.93	$29.97	$31.70
year-over-year growth *					5%

Average order value (excl Treat)	$32.48	$28.53	$50.73	$30.82	$33.30
year-over-year growth *					3%

*Pro forma: Assumes a full quarter of Tiny Prints. Shutterfly, Inc. completed its acquistion of Tiny Prints, Inc. on April 25, 2011.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP					Non-GAAP
	Range of Estimate		Adjustments			Range of Estimate
	From	To	From	To		From	To

Three Months Ending September 30, 2012

Net revenues	$89.5	$91.5	-	-		$89.5	$91.5
Gross profit margin	45.0%	46.0%	2.5%	2.5%	[a]	47.5%	48.5%
Operating loss	($30.3)	($28.8)	$14.6	$14.6	[b]	($15.7)	($14.2)
Operating margin	(34%)	(31%)	16%	%15	[b]	(18%)	(16%)

Stock-based compensation	$8.9	$8.9	$8.9	$8.9		-	-
Amortization of intangible assets	$5.7	$5.7	$5.7	$5.7		-	-

Adjusted EBITDA*						($7.5)	($6.0)

Diluted loss per share	($0.44)	($0.41)
Diluted shares	36.0	36.0
Effective tax rate	48%	48%

Twelve Months Ending December 31, 2012

Net revenues	$582.0	$592.0	-	-		$582.0	$592.0
Gross profit margin	52.0%	54.0%	1.5%	1.5%	[c]	53.5%	55.5%
Operating income	$7.3	$14.9	$58.4	$58.4	[d]	$65.7	$73.3
Operating margin	1%	3%	10%	9%	[d]	11%	12%

Stock-based compensation	$37.7	$37.7	$37.7	$37.7		-	-
Amortization of intangible assets	$20.7	$20.7	$20.7	$20.7		-	-

Adjusted EBITDA*						$97	$104
Adjusted EBITDA* margin						16.6%	17.6%

Diluted earnings per share	$0.11	$0.21
Diluted shares	38.3	38.3
Effective tax rate	45%	45%

Capital expenditures - % of net revenues	9.7%	10.2%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $500K and amortization of purchased intangible assets of approximately $1.6 million.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $8.9 million and amortization of purchased intangible assets of approximately $5.7 million.
[c]	Reflects estimated adjustments for stock-based compensation expense of approximately $1.8 million and amortization of purchased intangible assets of approximately $6.2 million.
[d]	Reflects estimated adjustments for stock-based compensation expense of approximately $37.7 million and amortization of purchased intangible assets of approximately $20.7 million.

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2011	2011	2011	2011	2012	2012	2011

GAAP gross profit	$27,683	$35,883	$34,876	$155,286	$41,238	$48,310	$253,728
Stock-based compensation	175	754	584	625	462	443	2,138
Amortization of intangible assets	611	1,345	1,417	1,425	1,454	1,516	4,798

Non-GAAP gross profit	$28,469	$37,982	$36,877	$157,336	$43,154	$50,269	$260,664

Non-GAAP gross profit margin	50%	50%	48%	60%	47%	51%	55%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2011	2011	2011	2011	2012	2012	2011

GAAP operating income (loss)	$(12,986)	$(21,540)	$(22,692)	$72,609	$(19,080)	$(17,786)	$15,391
Stock-based compensation	5,235	12,099	9,822	6,714	9,617	9,526	33,870
Amortization of intangible assets	719	3,487	3,961	3,969	4,013	5,090	12,136

Non-GAAP operating income (loss)	$(7,032)	$(5,954)	$(8,909)	$83,292	$(5,450)	$(3,170)	$61,397

Non-GAAP operating margin	(12%)	(8%)	(12%)	32%	(6%)	(3%)	13%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2011	2011	2011	2011	2012	2012	2011

GAAP net income (loss)	$(7,760)	$(3,650)	$(9,953)	$35,411	$(10,040)	$(9,511)	$14,048
Interest expense	-	-	-	64	152	156	64
Interest and other income, net	(14)	(6)	(5)	(10)	(7)	(9)	(35)
Tax benefit (provision)	(5,212)	(17,884)	(12,734)	37,144	(9,185)	(8,422)	1,314
Depreciation and amortization	5,833	9,159	9,534	9,926	10,024	11,820	34,452
Stock-based compensation	5,235	12,099	9,822	6,714	9,617	9,526	33,870

Non-GAAP Adjusted EBITDA	$(1,918)	$(282)	$(3,336)	$89,249	$561	$3,560	$83,713

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2011	2011	2011	2011	2012	2012	2011

Net cash provided by (used in) operating activities	$(52,849)	$(5,165)	$(1,577)	$122,839	$(47,961)	$9,339	$63,248
Interest expense	-	-	-	64	152	156	64
Interest and other income, net	(14)	(6)	(5)	(10)	(7)	(9)	(35)
Tax benefit (provision)	(5,212)	(17,884)	(12,734)	37,144	(9,185)	(8,422)	1,314
Changes in operating assets and liabilities	55,702	23,217	8,962	(74,815)	55,912	739	13,066
Other adjustments	455	(444)	2,018	4,027	1,650	1,757	6,056
Non-GAAP Adjusted EBITDA	(1,918)	(282)	(3,336)	89,249	561	3,560	83,713
Less: Purchases of property and equipment	(5,446)	(3,811)	(9,310)	(4,994)	(6,499)	(12,264)	(23,561)
Less: Capitalized technology & development costs	(2,318)	(2,726)	(2,833)	(2,173)	(3,072)	(2,801)	(10,050)

Free cash flow	$(9,682)	$(6,819)	$(15,479)	$82,082	$(9,010)	$(11,505)	$50,102